EXHIBIT 99.3

February 24, 2005 4th Quarter 2004 Earnings Call FINAL 02/23

The presentation is designed to accompany the press release issued this morning and Crescent's conference call scheduled for today. Certain statements made during the call and in the presentation materials may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release issued this morning and from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. Forward - Looking Statements

Net Income Available to Common Shareholders - diluted Full Year 2004 ? $141.1 million or $1.42 per share Adjusted Funds from Operations Available to Common Shareholders - diluted ("FFO") (1) 4th quarter 2004 ? $53.5 million or $0.45 per share Full Year 2004 ? $143.2 million or $1.22 per share (1) Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. A reconciliation of our FFO, before and after adjustments to GAAP net income is included in the Company's financial statements accompanying the press release issued this morning and on pages 11 and 12 of the Fourth Quarter 2004 Supplemental Operating and Financial Data Report also issued this morning. Both are available on our website at www.crescent.com. 4th Quarter Financial Results Met Our Expectations

Strategic Transactions Office Joint Ventures $1,217 $ 316 $ 572 $ 358 AmeriCold 1,450 50 - 12 Canyon Ranch 440 54 38 89 Sale of Non-Core Assets 215 105 98 55 $3,322 $ 525 $ 708 $ 514 ($ in millions) (4) Includes deferred gain of $92.5 million, due to Crescent's continuing 24% ownership in the joint venture. Based on valuation paid by new investor. Based on valuation of private preferred offering completed in January 2005. Due to Crescent's continuing 48% common interest in Canyon Ranch, no GAAP gain was recorded. $129 million has closed; another $86 million is considered for sale. (2) (3) (1) Valuation Net Cash Generated Required Debt Paydown/ Defeasance Gain Transaction (5)

Collective Impact of Strategic Transactions Creates Buying Power $525 million of net cash generated Substantiates Net Asset Value Office JV at premium valuation of $1.2 billion + future promote Crescent's value in AmeriCold of $220 million, based on valuation paid by new investor Crescent's value in Canyon Ranch of $209 million, produced economic gain of $89 million above basis Crescent's sale of $42 million ($28 million closed to date) of non- income producing land - Continued -

(1) As of 9/30/04, assuming completion of all transactions and including temporary debt pay-downs. (2) Excludes both defeased debt and treasuries purchased for defeasance. (3) 12/31/04 Proforma walkdown as follows: Excluding defeased debt and treasuries purchased for defeasance = 46% Remove assets acquired in December = 43% Add impact of announced strategic transactions that closed post-12/31/04 (or will be closed) and defeasance of remaining LaSalle I Note = 40% (4) 12/31/04 Proforma walkdown as follows: Excluding defeased debt and treasuries purchased for defeasance = 50% Remove assets acquired in December = 48% Add impact of announced strategic transactions that closed post-12/31/04 (or will be closed) and defeasance of remaining LaSalle I Note = 45% Collective Impact of Strategic Transactions Improves Balance Sheet Consolidated debt reduced by $900 million, or 31%(1) Consolidated Debt / Gross Assets from 54% at 9/30/04(2) to 40% proforma 12/31/04(3) Consolidated + Unconsolidated Debt / Gross Assets from 56% at 9/30/04(2) to 45% proforma 12/31/04(4) Positions Crescent for Earnings Growth Growth in Core Business Growth from New Investments

Crescent's Growth Model FFO Target in 3 years = $2.00 Growth in Core Business Growth from New Investments Office Strategic Investments $525M Equity Available 2005 Base FFO $210M To $215M 3 YR Target $225M to $235M 2005 Base FFO $80M to $87M 3 YR Target $145M to $155M Stabilized FFO ROE 15% to 18% 3 YR Target $78M to $95M 78 Office Buildings 31M Square Feet 43% of SF in Joint Venture Canyon Ranch Resorts / Hotels Residential Development AmeriCold Office Direct / Joint Venture Mezzanine Investments Development Share Repurchase

Crescent's Growth Model FFO Target in 3 years = $2.00 Corporate Assumptions Potential Risks Consolidated debt, excluding development financing, at less than 50% No corporate common stock equity raises required Additional funding/upside through further joint ventures Dividend remains at $1.50 through 3-year plan Unanticipated economic downturn impacting core business growth Timing of reinvestment Competitive environment for investment opportunities Execution risks within strategic investments (i.e., Canyon Ranch, Residential)

Crescent's Growth Model - Growth in Core Business Increase same-store ending occupancy from 89% to 93% Same-store NOI growth of 3% to 5% per annum Lease concessions stabilize 2005 Base FFO $210M to $215M 3 Yr Target $225M to $235M Office (1) Does not assume income recognition from promoted interests. (1)

Operating Improvements $50 million capital raised partially for property expansion/improvements Increase Occupancy from 79% to 86% Increase Average Daily Rate from 4% to 7% per year Increase RevPar 5% to 8% per year Brand Expansion Annual fee income from expansion of Canyon Ranch SpaClub operations of $3 million to $5 million License, management and other fees from Canyon Ranch Living projects of $12 million to $15 million (identified projects, of which one is under development) Branded retail products Crescent's Growth Model - Growth in Core Business 2005 Base FFO $5M to $7M 3 Yr Target $20M to $23M Strategic Investments Canyon Ranch

Increase Occupancy from 64% to 70% Increase Average Daily Rate 3% to 6% per year Increase RevPar 5% to 8% per year Crescent's Growth Model - Growth in Core Business 2005 Base FFO $24M to $25M 3 Yr Target $28M to $30M Strategic Investments Resorts / Hotels (1) Excludes Canyon Ranch Resorts which are discussed on the preceding page and excludes Denver Marriott business-class hotel which is held for sale. (1)

Crescent's Growth Model - Growth in Core Business 2005 Base FFO $35M to $37M 3 Yr Target $77M to $82M Strategic Investments Residential Development Existing Committed Developments Mountain Development grow to $37M Desert Development decline to $10M Urban Development grow to $25M Other Development grow to $10M $82M

Office Targeted equity reinvestment from $275 million to $375 million Going-in FFO ROE averaging 12% to 13%, (wholly-owned direct) Stabilized FFO ROE averaging 16% to 18% (with joint venture partners) 3 new office developments in pipeline - one in Las Vegas and two in Southern California Mezzanine Investments Targeted investment of $150 million to $250 million Invested $39 million to date Average un-leveraged yields 700-900 basis points over LIBOR Average FFO ROE 15% to 18% Mitigating risks by lending only on assets we would like to own Crescent's Growth Model - Growth from New Investments $525M Equity Available (1) (1) (2) (1) Assumes 60% leverage. (2) Assumes 50% leverage. Share Repurchase

Returns from Recent Transactions ($ in millions) (1) Assumes 60% leverage at 6.5% rate. (2) Assumes wholly-owned. (3) Assumes 50% leverage at 6.5% rate.

Formerly known as Chevron Tower 51-story, 1.25 million square-foot Class A office property in Houston CBD Crescent now manages and co-owns all assets in Houston Center Complex, totaling 4.2 million square feet 49% leased at purchase $101 million purchase price (building) $81 psf $36 million of additional investment to stabilize ($110 psf basis) 40% discount to replacement cost upon stabilization 1301 McKinney Acquired 1301 McKinney in the Fourth Quarter

Crescent's entrance into Atlanta market Managed by Florida / Southeast office team 10-story, 201,488 square-foot Class A office property Prestigious Buckhead submarket 70% leased at purchase $31.0 million purchase price $154 psf 25% discount to replacement cost 30% below average psf price in recent transactions for Class A buildings in Buckhead submarket Buckhead submarket Buckhead submarket Buckhead submarket Buckhead submarket Buckhead submarket Buckhead submarket Buckhead submarket Buckhead submarket Buckhead submarket Buckhead submarket Buckhead submarket Buckhead submarket Buckhead submarket Buckhead submarket Buckhead submarket Buckhead submarket Buckhead submarket One Live Oak Acquired One Live Oak in the Fourth Quarter

10-story, 264,149 square-foot Class A office property completed in 2001 Greenwood Village submarket of Denver 86% leased at purchase Peakview Tower Acquired Peakview Tower in the Fourth Quarter $47.5 million purchase price $180 psf 10% discount to replacement cost 20% below average psf price in recent transactions for Class A buildings in Southeast submarket

Acquired The Exchange Building in First Quarter 2005 First Quarter 2005 First Quarter 2005 The Exchange Building Crescent's entrance into Seattle market Managed by California / West Coast office team 23-story, 295,525 square-foot Class A office property CBD submarket of Seattle 90% leased at purchase $52.5 million purchase price $177 psf 30% discount to replacement cost 40% below average psf price in recent transactions for Class A buildings in Puget Sound submarket

Closed Mezzanine Investments in the the Fourth Quarter Invested $39.3 million in two mezzanine loans Weighted current yield of 11.2% unleveraged, 15.9% leveraged(1) (floating off of LIBOR) plus origination fees Two-year terms with extension options Backed by two premier office assets located in Los Angeles and New York (1) Assumes 50% leverage at 6.5% rate.

Office Property Results Ending Occupancy Leased ? 89.8%(1), up from 86.4% at 12/31/03 Economic ? 88.5%(1), up from 84.0% at 12/31/03 Same-Store NOI Q4 ? (10.3)% GAAP / (12.5)% cash Year ? (5.3)% GAAP / (8.8)% cash (1) Excludes 366,236 SF of properties held for sale and three unstabilized properties. See Supplemental page 8 for definition of "unstabilized".

Leasing Activity for 2004 - Comparable To Prior Years' Records Leasing activity 4th quarter 2004 ? 1.6 million total net rentable square feet leased ? Includes 1.0 million square feet renewed or re-leased, resulting in 5.2% decrease in full service rental rates over expiring rates Full Year 2004 ? 5.7 million total net rentable square feet leased ? Includes 3.2 million square feet renewed or re-leased, resulting in 7.9% decrease in full service rental rates over expiring rates

84.2% Occupancy in Crescent's Major Markets Indicates Improving Economy Dallas Austin Houston Denver CEI Leased Occupancy - 12/31/04 (1) Las Vegas Miami Under Construction - 12/31/04 CEI Quoted Rental Rate - 12/31/04 (1) Market Economic Occupancy - 12/31/04 Market Rate - 12/31/04 Market Absorption - 4th Qtr Deliveries - 4th Qtr 79.3% 82.1% 82.3% 91.1% $20.34 $20.35 $21.06 $19.32 $27.88 615,000 854,000 497,000 4,000 231,000 0 120,000 0 71,000 0 88,000 275,000 0 0 222,000 91.3% 87.9% 80.6% 91.5% 98.0% 93.6% $30.90 $19.46 $20.69 $24.65 $21.35 Sources: Dallas, Houston, Austin & Denver - CoStar Group Las Vegas - Grubb & Ellis - Las Vegas Miami - Jones Lang LaSalle $31.03 85.0% $28.85 353,000 60,000 0 Employment Growth (2) +1.7% +0.9% +0.9% +1.6% +5.3% +1.7% (1) Excludes unstabilized office properties (2) December 2003 vs. December 2004 year-over- year growth Class A

Source: REIS, September 30, 2004 2005 - 2008 Projected Employment Growth CEI Markets CEI Target Markets Overall US Market Other National Markets Crescent Currently in the Fastest Growing Major U.S. Markets for Employment Growth 5% 10% 15% 20% 25% 0% New York Boston Miami Chicago Portland Denver US Seattle Houston San Diego Dallas Atlanta Phoenix Austin Philadelphia Los Angeles San Francisco Washington DC Fort Worth Orange County Las Vegas

Office Occupancy In Crescent Markets - Expected to Increase as a Result of Projected Employment Growth Source: REIS, September 30,2004 2005 - 2008 Projected Occupancy Growth CEI Markets CEI Target Markets Overall US Market Other National Markets 0 2 4 6 8 10 12 Percentage Point Increase San Diego US New York Philadelphia Washington DC Los Angeles Las Vegas Chicago Portland Boston Miami Orange County Atlanta Seattle Ft. Worth Houston Phoenix Denver San Francisco Dallas Austin

Winner of the 2001, 2002, 2003 and 2004 National Commercial Real Estate Customer Service Award for Excellence Crescent named best in customer service for 4th consecutive year 2001 Score 2002 Score 2003 Score 2004 Score Readiness To Solve Problems 90.6% 91.7% 93.4% 93.3% Responsiveness & Follow- Through 89.4% 90.8% 92.5% 92.5% Property Appearance & Condition 85.7% 87.2% 88.8% 89.0% Quality of Management Services 89.4% 90.2% 92.2% 92.4% Relationship Rating 90.6% 91.5% 93.3% 93.6% Renewal Intention 88.6% 88.7% 90.9% 91.8%

Three Months ended December 31, 2004 2003 Same-Store NOI (in thousands) $4,418 $4,877 Weighted Average Occupancy 62% 59% Average Daily Rate $ 540 $ 502 Revenue Per Available Room $ 322 $ 288 Year ended December 31, 2004 2003 Same-Store NOI (in thousands) $23,336 $24,480 Weighted Average Occupancy 69% 68% Average Daily Rate $ 501 $ 469 Revenue Per Available Room $ 331 $ 311 Resort Results For The Full Year

Residential Development Results - On Target Crescent Resort Development FFO Contribution ? $7.1 million in 4th Qtr (Full Year ? $13.4 million) Unit sales ? 40 in 4th Qtr (Full Year ? 67) Desert Mountain Crescent Resort Development Crescent Resort Development Desert Mountain FFO Contribution ? $6.7 million in 4th Qtr (Full Year ? $16.5 million) Lot sales ? 24 in 4th Qtr (Full Year ? 68)

The Residences at Ritz-Carlton Scheduled to break ground in mid 2005 21 stories - Ritz hotel on first 8 floors and residences on upper 13 floors Residences to range from $800,000 to $6+ million, substantially pre-sold Development costs projected at $196 million Projected FFO from residences of $23 million $23 million $23 million $23 million $23 million $23 million $23 million $23 million $23 million $23 million $23 million The Residences at Ritz-Carlton Rendering

Crescent has Strong Growth Prospects Over the Next Three Years Fundamentals in the office market are recovering Crescent's office market growth is expected to outperform national averages and create strong occupancy growth for us Resorts are expected to return to historical performance levels and Canyon Ranch's brand expansion is expected to drive earnings growth Residential development activity is expected to grow dramatically, and we have clear earnings visibility ahead Investment of $525 million of available cash is expected to produce attractive Return on Equity and provide significant earnings growth